                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                 FORM 8-K/A

                     AMENDMENT TO APPLICATION OR REPORT

                  Filed pursuant to Section 13 or 15(d) of

                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 4, 1996
                                                      ------------------
                             RSI HOLDINGS, INC.
                             ------------------
             (Exact name of registrant as specified in charter)

North Carolina                       0-18091                      56-1200363
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

             Post Office Box 6847, Greenville, South Carolina 29606
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (864) 271-7171
                                                   ----------------

                               Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report filed on November 12, 1996 as set forth in the pages attached hereto:

Item 7 of Form 8-K - - Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of business acquired -
             CambridgeBanc, Inc.

         (b) Pro forma financial information

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  January 15, 1997                     By: /s/ Joe F. Ogburn
                                                -------------------
                                                Joe F. Ogburn,
                                                Vice President
                                                and Treasurer

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired -
             CambridgeBanc, Inc.

         Audited Financial Statements

         -   Report of Independent Certified Public Accountants
         -   Balance Sheet - December 31, 1995
         - Statement of Operations - For the period from September 29, 1995 (inception) through December 31, 1995
         - Statement of Shareholder's Equity - For the period from September 29, 1995 (inception) through December 31, 1995
         - Statement of Cash Flows - For the period from September 29, 1995 (inception) through December 31, 1995
         -   Notes to Financial Statements

         Unaudited Interim Financial Statements

         -   Balance Sheet - September 30, 1996
         -   Statement of Operations - Nine Months ended September 30, 1996
         - Statement of Shareholder's Equity - Nine Months ended September 30, 1996
         -   Statement of Cash Flows - Nine Months ended September 30, 1996
         -   Notes to Financial Statements

         (b) Pro forma financial information

             Pro forma financial information for 1996 and 1995 is not presented as CambridgeBanc, Inc. has only been in existence since September 29, 1995 and had no material revenues until 1996. In addition, RSI Holdings, Inc. had no operations during fiscal 1996 and 1995 and has presented its financial results on the liquidation basis since August 31, 1994.

               AUDITED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                          AS OF DECEMBER 31, 1995 AND

    FOR THE PERIOD FROM SEPTEMBER 29, 1995 (INCEPTION) TO DECEMBER 31, 1995

The Directors
CambridgeBanc, Inc.
Greenville, South Carolina

               We have audited the accompanying balance sheet of CambridgeBanc, Inc. (a Development Stage Company) as of December 31, 1995, and the related statements of operations, shareholder's equity and cash flows for the period from September 29, 1995 (inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

               We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CambridgeBanc, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the period from September 29, 1995 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.

               Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying information provided in Supplemental Schedule 1 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                              Elliott, Davis & Company, L. L. P.
Greenville, South Carolina
January 22, 1996

                            CAMBRIDGEBANC,   INC.
                        (A Development Stage Company)
                                BALANCE SHEET
                              DECEMBER 31, 1995


                                                          ASSETS


Cash and cash equivalents                                                                $305,463
Mortgage loans receivable, net - Note 2                                                    47,953
Furniture and equipment, net - Note 3                                                      65,551
Prepaid and other                                                                          37,724
                                                                                         --------

Total assets                                                                             $456,691
                                                                                         ========

  LIABILITIES AND SHAREHOLDER'S EQUITY

Due to affiliated company - Note 4                                                       $181,317

Shareholder's equity
  Common stock, no par value - authorized 100,000
     shares, 1,000 shares issued                                           $375,000
  Retained earnings (deficit)                                               (99,626)      275,374
                                                                            -------      --------

                                                                                         $456,691
                                                                                         ========





       See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                         (A Development Stage Company)
                            STATEMENT OF OPERATIONS
           For the period from September 29, 1995 (inception) through
                               December 31, 1995


Interest income, servicing fees and finance charges                                                  $356

Provision for loan losses                                                                             100
                                                                                                 --------
                                                                                                      256

Other expenses
  Salaries, wages and employee benefits                                         $35,723
  Legal and professional                                                          6,983
  Advertising                                                                    15,338
  Postage                                                                        20,711
  Travel and entertainment                                                        5,311
  Other operating expenses                                                       15,816            99,882
                                                                              ---------          --------
       Loss before provision for income taxes                                                     (99,626)

Provision for income taxes                                                                              -
                                                                                                 --------

       Net loss                                                                                  $(99,626)
                                                                                                 ========





         See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                         (A Development Stage Company)
                       STATEMENT OF SHAREHOLDER'S EQUITY
           For the period from September 29, 1995 (inception) through
                               December 31, 1995


                                                                                      Retained
                                                                    Common            earnings
                                                                     stock            (deficit)        Total
                                                                   ---------         -----------      -------
Balance at September 29, 1995 - Inception                          $       -          $       -       $       -

Issuance of common stock                                             375,000                  -         375,000

Net loss                                                                   -            (99,626)        (99,626)
                                                                   ---------          ---------       ---------

Balance at December 31, 1995                                       $ 375,000          $ (99,626)      $ 275,374
                                                                   =========          =========       =========





          See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                         (A Development Stage Company)
                            STATEMENT OF CASH FLOWS
           For the period from September 29, 1995 (inception) through
                               December 31, 1995

OPERATING ACTIVITIES
  Net loss                                                                        $ (99,626)
  Adjustments to reconcile net loss to net cash
     used for operating activities
     Depreciation and amortization                                                    2,441
     Provision for loan losses                                                          100
     Changes in operating assets and liabilities increasing (decreasing) cash
       Accrued interest receivable                                                     (337)
       Deferred loan costs                                                            2,284
       Other assets                                                                 (38,906)
                                                                                  ---------
         Net cash used for operating activities                                    (134,044)
                                                                                  ---------

INVESTING ACTIVITIES
  Loans originated for investment purchases                                         (50,000)
  Purchase of furniture and equipment                                               (66,810)
                                                                                  ---------
         Net cash used for investing activities                                    (116,810)
                                                                                  ---------

FINANCING ACTIVITIES
  Issuance of common stock                                                          375,000
  Net cash received from borrowings with affiliated company                         181,317
                                                                                  ---------
         Net cash provided by financing activities                                  556,317
                                                                                  ---------
         Net increase in cash and cash equivalents                                  305,463
CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                                                     -
                                                                                  ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                        $ 305,463
                                                                                  =========





       See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ACTIVITIES

  Organization and business activity
         As of the date of the accompanying financial statements, CambridgeBanc, Inc. (the "Company") was a wholly-owned subsidiary of Emergent Group, Inc. ("Parent Company"). The Company was formed on September 29, 1995 and is a Title I non-supervised lender approved by the Department of Housing and Urban Development (HUD). Loans are made to finance home improvements up to $25,000. While the Company was a subsidiary of the Parent Company, the funds for these loans were obtained through a line of credit supplied by an affiliated company.

     The Company's financial statements have been prepared in accordance with disclosure requirements applicable to a development stage entity since planned principal operations have commenced but there have been no significant revenues derived from those operations.

  Cash and cash equivalents
     The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents and accordingly the carrying amount of such instruments is deemed to be a reasonable estimate of fair value. The Company's cash is maintained at one financial institution with a $100,000 FDIC insurance limit.

  Mortgage loans receivable
     Mortgage loans receivable consist of second mortgages originated throughout South Carolina and are stated at the principal amount outstanding. Non-refundable loan fees and direct costs associated with the origination of loans are deferred and netted against outstanding loan balances. Interest income is recorded on the accrual basis as earned.

  Allowance for loan losses
     The allowance for loan losses is based on management's ongoing evaluation of the loan portfolio and reflects an amount that, in management's opinion, is adequate to absorb losses in the existing portfolio. In evaluating the portfolio, management takes into consideration numerous factors, including current economic conditions, prior loan loss experience, the composition of the loan portfolio, and management's estimate of anticipated credit losses. Loans are charged against the allowance at such time as they are determined to be losses. Subsequent recoveries are credited to the allowance.

     Management considers the year-end allowance appropriate and adequate to cover possible losses in the loan portfolio; however, management's judgment is based upon a number of assumptions about future events, which are believed to be reasonable, but which may or may not prove valid.
     Thus, there can be no assurance that charge-offs in future period will not exceed the allowance for loan losses or that additional increases in the allowance for loan losses will not be required.

                                        -10-                        (Continued)

  Furniture and equipment
       Furniture and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the useful lives of the related assets.

  Other assets
       Other assets are comprised primarily of organizational costs that the Company incurred during the development stage. These costs are being amortized on a straight-line basis over sixty months.

  Income taxes
       The Company was included in the consolidated federal income tax return of its Parent Company. The tax sharing agreement with the Parent Company allowed the Company to reduce its taxes to the extent of an available net operating (NOL) carryforward of its Parent Company.

  Estimates
       The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ from those estimates.

NOTE 2 - MORTGAGE LOANS RECEIVABLE

           The following is a summary of mortgage loans receivable at December 31, 1995:

         Second mortgage loans                                                          $    50,000
         Accrued interest receivable                                                            337
                                                                                        -----------

                                                                                              50,337
       Less net deferred loan fees                                                           (2,284)
         Less allowance for loan losses                                                        (100)
                                                                                        -----------
         Mortgage loans receivable, net                                                 $    47,953
                                                                                        ===========

     The mortgage loans have contractual maturities of 180 to 240 months with interest rates ranging from 12 to 14 percent at December 31, 1995.

NOTE 3 - FURNITURE AND EQUIPMENT

           Furniture and equipment consists of the following at December 31, 1995:

     Office furniture                                                                   $    34,782
     Computer equipment                                                                      32,028
                                                                                        -----------
                                                                                             66,810
     Less accumulated depreciation                                                           (1,259)
                                                                                        -----------
                                                                                        $    65,551
                                                                                        ===========

           Depreciation expense totaled $1,259 for the period ended December 31, 1995.

NOTE 4 - LINE OF CREDIT FROM RELATED PARTY

           The Company received a commitment from a company affiliated with the Parent Company for a line of credit of $500,000 with interest rate at prime plus two percent (10.5% at December 31, 1995). At December 31, 1995, $318,683 was available under this line.

NOTE 5 - LEASE COMMITMENTS

           The Company leases office space under an operating lease. Future minimum lease payments are as follows:

           1996                                                                        $     20,028
           1997                                                                              20,028
           1998                                                                              16,690
                                                                                       ------------
                                                                                       $     56,746

           Total rent expense was $3,514 for the period ended December 31, 1995.

NOTE 6 - FAIR VALUE OF FINANCIAL INSTRUMENTS

           Statement of Financial Accounting Standards (SFAS) 107, "Disclosures about Fair Value of Financial Instruments" required disclosures of fair value information whether or not recognized in the statement of financial position, when it is practicable to estimate the fair value. SFAS 107 defines a financial instrument as cash, evidence of an ownership interest in an entity or contractual obligations which require the exchange of cash or financial instruments. Certain items are specifically excluded from the disclosure requirements, including the Company's Common Stock, furniture and equipment and other assets.

           The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

  Cash and short-term investments
       For short-term instruments, the carrying amount is a reasonable estimate of fair value.

  Mortgage loans receivable
       For residential mortgage loans, fair value is estimated using the secondary market prices received in recent sales of these loans in the secondary market.

  Due to affiliates
       For amounts due to an affiliated company, the carrying amount is a reasonable estimate of fair value.

       The estimated fair values of the Company's financial instruments at December 31, 1995 are as follows:


                                                                                           Carrying      Fair
                                                                                            amount       value
                                                                                          ---------   ----------
       Financial assets
         Cash and short-term investments                                                  $305,463     $305,463
         Mortgage loans receivable, net                                                     47,953       50,453
         Due to affiliated company                                                         181,317      181,317

              UNAUDITED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                          AS OF SEPTEMBER 30, 1996 AND

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                              CAMBRIDGEBANC, INC.
                                 BALANCE SHEET
                                  (Unaudited)
                               September 30, 1996





                                                          ASSETS

Cash and cash equivalents                                                             $         77,402
Mortgage loans receivable, net                                                                 505,164
Furniture and equipment, net                                                                    62,436
Prepaid and other                                                                                2,422
                                                                                      ----------------
Total assets                                                                          $        647,424
                                                                                      ================


                                           LIABILITIES AND SHAREHOLDER'S EQUITY

Due to affiliated company                                                             $        315,851
Accrued expenses                                                                                 4,485
                                                                                      ----------------
                                                                                               320,336

Shareholder's equity
    Common stock, no par value,
         authorized 100,000 shares,
         1000 shares issued                                                                    775,000
    Retained earnings (deficit)                                                               (447,912)
                                                                                      ----------------
                                                                                               327,088
                                                                                      ----------------
                                                                                      $        647,424
                                                                                      ================





See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                            STATEMENT OF OPERATIONS
                                  (Unaudited)
                      Nine months ended September 30, 1996





Interest income, gain on sale of loans
 and other income                                                                    $         117,578

Provision for loan losses                                                                          888
                                                                                     -----------------
                                                                                               116,690

Expenses:
Salaries, wages and employee benefits                                                $         184,736
Legal and professional                                                                          18,750
Advertising                                                                                     85,593
Rent                                                                                            21,236
Postage                                                                                         42,191
Travel and entertainment                                                                         5,158
Management fee                                                                                  40,000
Other operating expenses                                                                        67,312
                                                                                     -----------------
                                                                                               464,976
                                                                                     -----------------
    Net loss                                                                         $        (348,286)
                                                                                     =================





See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                  (Unaudited)
                      Nine Months ended September 30, 1996





                                                                      Retained
                                                   Common             Earnings
                                                   Stock              (Deficit)                   Total
                                                ------------        --------------           --------------
 Balance, beginning                              $    375,000        $      (99,626)          $      275,374
 Additional contribution
 to capital                                           400,000                                        400,000

 Net loss                                                                  (348,286)                (348,286)

                                                 ------------        --------------           --------------
 Balance, ending                                 $    775,000        $     (447,912)          $      327,088
                                                 ============        ==============           ===============





See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                            STATEMENT OF CASH FLOWS
                                  (Unaudited)
                      Nine Months ended September 30, 1996





OPERATING ACTIVITIES
Net loss                                                                             $        (348,286)
Adjustments to reconcile net loss to net
    cash used for operating activities
    Depreciation and amortization                                                               32,611
    Provision for loan losses                                                                      888
    Changes in operating assets and liabilities
         Accrued interest receivable                                                            (4,817)
         Other receivables                                                                     (27,560)
         Deferred loan costs                                                                    18,624
         Other assets                                                                           11,737
         Accrued liabilities                                                                     4,485
                                                                                     -----------------
             Net cash used for operating activities                                           (312,318)

INVESTING ACTIVITIES
    Loans originated for investment purposes                                                  (444,346)
    Purchase of furniture and equipment                                                         (5,931)
                                                                                     -----------------
    Net cash used for investing activities                                                    (450,277)

FINANCING ACTIVITIES
    Issuance of common stock                                                                   400,000
    Net cash received from borrowings
         with affiliated company                                                               134,534
                                                                                     -----------------
    Net cash provided by financing activities                                                  534,534
                                                                                     -----------------
    Net decrease in cash and cash equivalents                                                 (228,061)

CASH AND CASH EQUIVALENTS AT
    JANUARY 1, 1996                                                                            305,463
                                                                                     -----------------
    SEPTEMBER 30, 1996                                                               $          77,402
                                                                                     =================





See Notes to Financial Statements which are an integral part of this statement.

                              CAMBRIDGEBANC, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)



NOTE 1 --  BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with Article 10 for Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

(c)  Exhibit

    (a)              Listing of Exhibit

    23               Consent of Elliott, Davis & Company, L.L.P.